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EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (SEC File No. 333-90259) and Form S-8 (SEC File Nos. 333-56499, 333-53699, 333-42291 and 333-42285) of Miami Computer Supply
Corporation of our report dated February 21, 2000, relating to the Consolidated Financial Statements which appear in this Form 10-K.

PricewaterhouseCoopers LLP
Cincinnati, Ohio
March 30, 2000


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